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                                                                   EXHIBIT 10.11



          THIS WARRANT AND THE SECURITIES PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD, OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE AND THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT TO SUCH EFFECT.


                                CIENA CORPORATION

                        WARRANT TO PURCHASE COMMON STOCK

               This certifies that, for the sum of $150.00, the receipt of which is hereby acknowledged, William K. Woodruff & Co., Incorporated or its registered assigns pursuant to Paragraph 10(b) hereof ("Holder") is entitled to subscribe for and purchase up to 15,000 shares (subject to adjustment as described herein) of fully paid and nonassessable Common Stock of CIENA Corporation, a Delaware corporation (the "Company"), upon exercise of this Warrant and subject to the provisions and upon the terms and conditions hereinafter set forth.

               As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock and any securities into which such Common Stock may hereafter be exchanged.

               1.     TERM.

               This Warrant is exercisable, in whole or in part, at any time beginning August 22, 1997 until 5:00 P.M. New York City time on August 21, 2001, provided, however, that if at any time Holder or any of Holder's affiliates (including without limitation, William K. Woodruff, III) brings a claim or claims of any kind, whether in arbitration, litigation or any other forum, including specifically claims brought after conclusion of an IPO by the Company for breach of the Settlement Agreement and Mutual Release dated as of August 21, 1996 between Holder and the Company (the "Settlement"), against the Company, Sevin Rosen or any of the entities identified in paragraph 10 of the Settlement, this Warrant, to the extent unexercised, shall be null and void. Notwithstanding anything herein to the contrary, the Company shall use reasonable efforts to mail to the original Holder, by certified mail, return receipt requested, notice of the expiration date of this Warrant, no later than 15 days prior to the expiration date, but the failure of the Company to send or the Holder to receive such notice shall not affect the expiration hereof.


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               2.     WARRANT PRICE.

               The purchase price payable for each share of Common Stock deliverable upon exercise of this Warrant (the "Warrant Price") is $20.00 per share, subject to adjustment as described in Section 5 hereof.

               3.     METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT.

                      (a) Subject to Paragraph 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant (with the Notice of Exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the Company and by the payment to the Company of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. The Warrant Price shall be paid in cash, by wire transfer or by check.

                      (b) In lieu of delivering the Warrant Price as set forth in subparagraph (a), the Holder may exercise this Warrant by conversion, in whole or in part, into shares of Common Stock, by instructing the Company in writing ("Notice of Conversion") to deliver to the Holder (without payment by the Holder of any Warrant Price or of any other cash or consideration) that number of shares of Common Stock equal to the quotient obtained by dividing:

                             (i) the value of this Warrant at the time the
                      conversion right is exercised (determined by subtracting the aggregate Warrant Price in effect immediately prior to the exercise of the conversion right from the aggregate current market price (as determined in accordance with Paragraph 5(f) hereof) of the shares of Common Stock issuable upon exercise of this Warrant immediately prior to the exercise of the conversion right) by

                             (ii) the current market price (as determined in
                      accordance with Paragraph 5(e) hereof) of one share of Common Stock immediately prior to the exercise of the conversion right,

and multiplying the quotient so obtained by a fraction equal to the portion of this Warrant which the Holder desires to exercise.

               The Notice of Conversion may be given by circling the appropriate option in the Notice of Exercise attached to this Warrant.

               (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to the Company, and at such time, the person or persons in whose name or names any certificate or certificates for shares of Common Stock (or other securities) shall be issuable upon such exercise, shall be deemed to have become the holder or holders of record thereof.

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               (d) In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder hereof (or the transferee designated in the Notice of Exercise) within a reasonable time (but not later than three (3) business days after the date of such exercise) and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such reasonable time.

               4.  STOCK FULLY PAID; RESERVATION OF SHARES.

                   All Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant in full.

               5.  ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES.

                   The kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

               (a) Reclassification, Consolidation or Merger. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, (other than a merger (i) with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant or (ii) a merger in which the Company is not the surviving corporation and holders of equity securities of the Company as a result of such merger receive more than 50% of the equity securities of the surviving corporation), or in case of any sale of all or substantially all of the assets of the Company, or in case of a share exchange in which 80% or more of the outstanding capital stock of the Company is exchanged for capital stock of another corporation, any of which transactions shall be referred to hereinafter as a "Corporate Transaction," the Company or such successor or purchasing company or entity, as the case may be, shall execute with the Holder of this Warrant an agreement pursuant to which the Holder of the Warrant shall have the right thereafter to purchase upon exercise of the Warrant the kind and amount of shares, and/or other securities and property that the Holder of the Warrant would have owned or have been entitled to receive after the happening of such Corporate Transaction had the Warrant been exercised immediately prior to such action. The agreement referred to in this subparagraph (a) shall provide for adjustments which shall be as nearly equivalent as

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may be practicable to the adjustments provided for in this Paragraph 5. The provisions of this subparagraph (a) shall similarly apply to successive Corporate Transactions.

               (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

               (c) Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in, or make any other distribution with respect to Common Stock (except any distribution provided for in the foregoing subparagraph (a) or (b)), of Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

               (d) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

               (e) Current Market Price. For the purpose of any computation under this Warrant, the "current market price" per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices of the shares of Common Stock for the thirty (30) consecutive Trading Days preceding the applicable date. The "Closing Price" for each day shall be (i) the last reported sale price regular way or, in case no such sale takes place on such date, the average of the closing bid and asked quotations regular way, in either case on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading; or (ii) if the Common Stock is not listed or admitted to trading on any national securities exchange, the last reported sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked quotations regular way, in either case on the National Market System of the National Association of Securities Dealers, Inc. ("NASD"); or (iii) if not authorized for trading or quotation on such system, the average of the highest reported bid and lowest reported asked quotations as furnished by the NASD or similar organization if the NASD is no longer reporting such information; or (iv) if no such prices or quotations are available, the fair market value of the Common Stock as determined by good faith action of the Board of

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Directors of the Company (whose determination shall be conclusive). A "Trading
Day" shall be any day that the principal national securities exchange on which the Common Stock listed or admitted to trading is open for the transaction of business or, if not so listed or admitted, that the New York Stock Exchange is open for the transaction of business.

               (f) Adjustment for De Minimis Change. No adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 in such price; provided, however, that any adjustments which by reason of this subparagraph (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder.

               6.  NOTICE OF ADJUSTMENTS.

                   Whenever any Warrant Price shall be adjusted pursuant to Paragraph 5 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price or Prices after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by registered mail, return receipt requested, postage prepaid) to the Holder of this Warrant at the address specified in Paragraph 10(d) hereof or at any address provided to the Company in writing by the Holder of this Warrant.

               7.  FRACTIONAL SHARES.

                   No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment upon the basis of the Warrant Price then in effect and the fair market value of a full share as determined for this purpose by the Company's Board of Directors.

               8. COMPLIANCE WITH SECURITIES ACT; DISPOSITION OF SHARES OF COMMON STOCK.

                   The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") and will provide to the Company upon its request an opinion of counsel satisfactory to the Company as to the exemption from the Act and applicable state securities laws applicable to such offer, sale or disposition. Upon exercise of this Warrant, the Holder hereof shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. This


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Warrant and all shares of Common Stock issued upon exercise of this Warrant
(unless registered under the Act) shall be stamped or imprinted with a legend substantially in the following form as well as any additional legends required by applicable securities laws or stockholders' agreements and similar agreements encumbering such shares:

               "THIS WARRANT AND THE SECURITIES PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD, OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE AND THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT TO SUCH EFFECT."

        The Holder represents and warrants to the Company that it is an "accredited investor" as defined in Securities and Exchange Commission Rule 501 promulgated under the Act.

               9.     PIGGY-BACK REGISTRATION RIGHTS.

               (a) Piggy Back Registrations. If at any time after an initial public offering by the Company of its securities, the Company proposes to make a registered public offering of any of its securities under the Securities Act of 1933 (whether to be sold by the Company or by one or more third parties), the Company agrees on the first such occasion, to give written notice of the proposed registration to Holder, not less than 15 days prior to the proposed filing date of the registration statement, and at the written request of Holder delivered in writing to the Company within 15 days after the receipt of said notice; the Company agrees, subject to the provisions of this Section 9, to include in the registration statement and offering, and in any underwriting of the offering; all shares of Common Stock as may have been designated in the Holder's request.

               (b) Underwriter Discretion. If a registration in which the Holder has the right to participate pursuant to this Section 9 is an underwritten registration on behalf of the Company, and the managing underwriters advise the Company, that in their opinion, the number of securities requested to be included in the registration exceeds the number which can be sold in the offering, the Company shall allocate the number of shares to be included in the registration statement as follows: (i) first, all of the securities of the Company proposed to be sold by the Company, (ii) second, stockholders with piggy-back registration rights in existence as of the date hereof; and (iii) third, the Common Stock requested to be sold by Holder and all other requesting stockholders reduced, pro rata, in accordance with the percentage interests in the Company held by each of them.

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               (c) Information Required. The Company shall have no obligation to include shares of Common Stock owned by Holder in a registration statement pursuant to this Section 9, unless and until the Holder shall have furnished the Company with all information and statements about or pertaining to Holder in the reasonable detail and on a timely basis as is reasonably deemed by the Company to be necessary or appropriate with respect to the preparation of the registration statement.

               (d) Hold-back. In the event that the Company effects an underwritten public offering of any security, the Holder agrees, if requested by the managing underwriters, not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act of 1933, of any Common Stock (except as part of the underwritten offering) during the 180-day period commencing with the effective date of the registration statement for the offering.

               (e) Expenses. If, pursuant to Section 9 hereof, shares of Common Stock owned by any Holder are included in a registration statement, the Holder shall pay all transfer taxes, if any, relating to the sale of its shares, the fees and expenses of its own counsel, and its pro rata portion of any underwriting discounts or commissions or the equivalent thereof. The Company agrees to pay all expenses incident to the registration including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, underwriting discounts, fees and expenses (other than the Holder's pro rata portion of any underwriting discounts or commissions or the equivalent thereof), printing expenses, messenger and delivery expenses, and fees and expenses of counsel for the Company and all independent certified public accountants and other persons retained by the Company.

               (f) Indemnification. In the event that any share of Common Stock owned by a Holder are sold by means of a registration statement pursuant to this
Section 9, the Company agrees to indemnify and hold harmless the Holder, each of its officers and directors, and each person, if any, who controls or may control the Holder within the meaning of the Act (the Holder, its officers and directors., and any other persons being hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties, and reasonable attorneys' fees and disbursements, asserted against, resulting to, imposed upon or incurred by the Indemnified Person, directly or indirectly (hereinafter referred to in this Section 9 or, the singular as a "claim" and in the plural as "claims"), based upon, arising out of or resulting from any untrue statement of a material fact obtained in the registration statement or any omission to state therein a material fact necessary to make the statement made therein, in the light of the circumstances under which they were made, not misleading, except insofar as the claim is based upon, rises out of or results from information furnished to the Company in writing by the Holder for use in connection with the registration statement. The Holder agrees to indemnify and. hold harmless the Company, its officers and directors, and each person, if any, who controls or may control the Company within the meaning of the Act (the Company, it's officers and

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directors, and any other persons also being hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against all claims based upon, arising out of or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary in order to make the statement made therein, in the light of the circumstances under which they were made, not misleading, to the extent that the claim is based upon, arises out of or results from information furnished to the Company in writing by the Holder for use in connection with the registration statement. Promptly after actually receiving definitive notice of any claim in respect of which an Indemnified Person may seek indemnification under this Section 9, the Indemnified Person shall submit written notice thereof to either the Company or the Holder, as the case may be (sometimes being hereinafter referred to as an "Indemnifying Person"). The omission of the Indemnified Person to so notify the Indemnifying Person of any claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (a) the liability was caused or increased by the omission, or (b) the ability of the Indemnifying Person to reduce the liability was materially adversely affected by the omission. In addition, the omission of the Indemnified Person so to notify the Indemnifying Person of any claim shall not relieve the Indemnifying Person from any liability it may have otherwise than hereunder. The Indemnifying Person shall have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise or settlement (without admitting liability of the Indemnified Person) of and the claim asserted, the defense, compromise or settlement to be undertaken at the expense and risk of the Indemnifying Person, and the Indemnified Person shall have the right to engage separate counsel, at its own expense, whom counsel for the Indemnifying Person shall keep informed and consult with in a reasonable manner. In the event the Indemnifying Person shall elect not to undertake the defense by its own representatives, the Indemnifying Person shall give prompt written notice of the election to the Indemnified Person, and the Indemnified Person shall undertake the defense, compromise or settlement (without admitting liability of the Indemnified Person) thereof on behalf of and for the account and risk of the Indemnifying Person by counsel or other representatives designated by the Indemnified Person. In the event that any claim shall arise out of a transaction or cover any period or periods wherein the Company and the Holder shall each be liable hereunder for part of the liability or obligation arising therefrom, then the parties shall, each choosing its own counsel and bearing its own expenses, defend the claim, and no settlement or compromise of the claim may be made without the joint consent or approval of the Company and the Holder. Notwithstanding the foregoing, no Indemnifying Person shall be obligated hereunder with respect to amounts paid in settlement of any claim if the settlement is effected without the consent of the Indemnifying Person (which consent shall not be unreasonably withheld).

               10.    MISCELLANEOUS.

               (a) No Rights as Stockholder. No Holder of the Warrant or Warrants shall be entitled to vote or receive dividends or be deemed the Holder of Common Stock or any other securities of the Company which may at any time be issuable on the

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exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant or Warrants shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

               (b) Exchange, Transfer and Replacement of Warrant. Subject to Paragraph 8 hereof, the Holder may transfer or assign this Warrant, in whole but not in part and from time to time. Upon the surrender of the Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will execute and deliver to or upon the order of the Holder thereof a new Warrant of like tenor, in the name of such Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, calling on the face thereof for the number of shares of Common Stock called for on the face of the Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

               (c) Amendments. Neither the Warrant nor any term hereof may be changed, waived, discharged or terminated without the prior written consent of the Holder.

               (d) Notice. Any notice given to either party under this Agreement shall be deemed to be given three (3) days after mailing, postage prepaid, addressed to such party at the address as such party may provide to the other.

               (e) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Warrant.


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


               (f) Governing Law. This Warrant shall be governed by and construed under the laws of the State of Maryland.

Date: August 21, 1996

                                            CIENA CORPORATION


                                            By: /s/ PATRICK H. NETTLES
                                               -----------------------------
                                            Name:   Patrick H. Nettles
                                            Title:  Chief Executive Officer

RECEIVED BY
 WILLIAM K. WOODRUFF & CO. INCORPORATED



By:  /s/ WILLIAM K. WOODRUFF
   ---------------------------

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                                    EXHIBIT 1

                               NOTICE OF EXERCISE

TO:     CIENA CORPORATION

          1. The undersigned hereby elects to acquire ________ shares of Common Stock of CIENA Corporation pursuant to the terms of the attached Warrant, and [CIRCLE EITHER (A) OR (B)]

          (a) tenders herewith payment of the purchase price of such shares in full or

          (b) elects to exercise its right of conversion set forth in Paragraph 3(b) of the attached Warrant.

          2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                          ---------------------------
                                    (Name)


                          ---------------------------
                          ---------------------------
                                    (Address)

          3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

          4. The Purchaser is an "accredited investor" as defined in Securities and Exchange Commission Rule 501(a) issued pursuant to the Securities Act of 1933, as amended.

          5. The undersigned represents and warrants that the undersigned has no present intention to bring any claim of any kind, whether in arbitration, litigation or any other forum, including specifically any claims for breach of the Settlement Agreement and Mutual Release dated as of August 21, 1996 between the Holder and the Company (the "Settlement"), against the Company, Sevin Rosen or any of the entities identified in paragraph 10 of the Settlement.




                                             ---------------------------


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